Exhibit 99.2
Earnings Call Presentation 2nd Quarter 2014 July 28, 2014 July 28, 2014
Our disclosures in this presentation, including without limitation, those relating to future financial results guidance, and in our other public documents and comments contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act. Those statements provide our future expectations or forecasts and can be identified by our use of words such as "anticipate," "estimate," "expect," "project," "intend," "plan," "believe," "outlook," "target," "predict," "may," "will," "would," "could," "should," "seek," and other words or phrases of similar meaning in connection with any discussion of future operating or financial performance. Forward-looking statements, by their nature, address matters that are uncertain and involve risks because they relate to events and depend on circumstances that may or may not occur in the future. As a result, our actual results may differ materially from our expected results and from those expressed in our forward-looking statements. A more detailed discussion of the risks and uncertainties that may affect our ability to achieve the projected performance is included in the "Risk Factors" and "Management's Discussion and Analysis" sections of our reports on Forms 10-K and 10-Q filed with the SEC. Forward-looking statements speak only as of the date they are made. We undertake no obligation to update any forward-looking statements beyond what is required under applicable securities law.In addition, we will be referring to non-GAAP financial measures within the meaning of SEC Regulation G. A reconciliation of the differences between these measures with the most directly comparable financial measures calculated in accordance with GAAP are included within this presentation and available on the Investor Relations page of our website at www.armstrong.com.The guidance in this presentation is only effective as of the date given, July 28, 2014, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Safe Harbor Statement
All figures throughout the presentation are in $ millions unless otherwise noted. Figures may not add due to rounding. When reporting our financial results within this presentation, we make several adjustments. Management uses the non-GAAP measures below in managing the business and believes the adjustments provide meaningful comparisons of operating performance between periods. As reported results will be footnoted throughout the presentation. Basis of Presentation Explanation We report in comparable dollars to remove the effects of currency translation on the P&L. The budgeted exchange rate for 2014 is used for all currency translations in 2014 and prior years. Guidance is presented using the 2014 budgeted exchange rate for the year. We remove the impact of discrete expenses and income. Examples include plant closures, restructuring actions, and other large unusual items. Taxes for normalized Net Income and EPS are calculated using a constant 39% for 2014 results and guidance, and 2013 results, which are based on the expected full year historical tax rate. What Items Are Adjusted Comparable Dollars Other Adjustments Net Sales Yes No Gross Profit Yes Yes SG&A Expense Yes Yes Equity Earnings Yes Yes Operating Income Yes Yes Net Income Yes Yes Cash Flow No No Return on Capital Yes Yes EBITDA Yes Yes
Key Metrics - Second Quarter 2014 2014 2013 Variance Net Sales (1) $705 $703 0.4% Operating Income (2) 66 70 (5.1%) % of Sales 9.4% 10.0% (60 bps) EBITDA 99 97 2.5% % of Sales 14.0% 13.7% 30 bps Earnings Per Share (3) $0.60 $0.60 (0.8%) Free Cash Flow 10 32 (70.3%) Net Debt 963 764 199 ROIC(4) 7.3% 9.0% (170 bps) As reported Net Sales: $710 million in 2014 and $707 million in 2013As reported Operating Income: $58 million in 2014 and $68 million in 2013As reported EPS: $0.38 in 2014 and $0.51 in 2013Unadjusted
Second Quarter 2014 vs. PY- Adjusted EBITDA to Reported Net Income 2014 2013 V EBITDA- Adjusted $99 $97 $2 Depreciation and Amortization (33) (27) (6) Operating Income - Adjusted $66 $70 ($4) Foreign Exchange Movements - (1) 1 Goodwill Impairment 1 - 1 Cost Reduction Initiatives 7 3 4 Operating Income - As Reported $58 $68 ($10) Interest/Other (Expense) (12) (11) (1) EBT $46 $57 ($11) Tax (Expense) (25) (26) 1 Net Income $21 $31 ($10)
Second Quarter Sales and EBITDA by Segment - 2014 vs. PY (CHART)
(CHART) EBITDA Bridge - Second Quarter 2014 vs. PY ($3) ($10)
(CHART) Free Cash Flow - Second Quarter 2014 vs. Prior Year ($8) ($22) ($1)
Key Metrics - 1st Half 2014 2014 2013 Variance Net Sales (1) $1,337 $1,317 1.5% Operating Income (2) 120 123 (1.9%) % of Sales 9.0% 9.3% (30 bps) EBITDA 182 175 4.5% % of Sales 13.6% 13.2% 40 bps Earnings Per Share (3) $1.02 $0.81 24.9% Free Cash Flow (45) (19) Unfavorable As reported Net Sales: $1,344 million in 2014 and $1,329 million in 2013As reported Operating Income: $110 million in 2014 and $115 million in 2013As reported EPS: $0.68 in 2014 and $0.56 in 2013
1H Sales and EBITDA by Segment - 2014 vs. PY (CHART)
(CHART) EBITDA Bridge - 1H 2014 vs. Prior Year ($8) ($11) $1 $10
(CHART) Free Cash Flow - 1H 2014 vs. Prior Year
2014 Estimate Range (1) 2014 Estimate Range (1) 2014 Estimate Range (1) 2013 (2) Variance Variance Variance Net Sales(3) 2,700 to 2,800 2,700 0% to 4% Operating Income(4) 245 to 270 257 (5%) to 5% EBITDA 370 to 400 366 1% to 9% Earnings Per Share(5) $2.15 to $2.40 $1.98 9% to 21% Free Cash Flow 20 to 60 68 (71%) to (12%) Guidance is presented using 2014 budgeted foreign exchange rates2013 results are presented using 2014 budgeted foreign exchange rates2014 and 2013 net sales include the impact of foreign exchangeAs reported Operating Income: $215 - $240 million in 2014 and $239 million 2013As reported earnings per share: $1.50 - $1.75 in 2014 and $1.71 in 2013 Key Metrics - Guidance 2014
2014 Financial Outlook $30 - $40 million vs. 2013 Adjusted Gross Margin 25 to 75 bps vs. 2013 Raw Material & Energy Inflation Manufacturing Productivity* Earnings from WAVE Cash Taxes/ETR* Q3 Capital Spending Exclusions from EBITDA* Net sales include foreign exchange impactAs reported ETR of 49% for 2014 * Changed from April Outlook SG&A* 16.5% to 17.0% of sales $0 - $5 million vs. 2013 $25 - $35 million; Adjusted long-term ETR of ~39%(2) Sales(1) $740- $780 million; EBITDA $110 - $130 million $195 - $215 million $15 - $20 million
Appendix
1H 2014 vs. PY- Adjusted EBITDA to Reported Net Income 2014 2013 V EBITDA- Adjusted $182 $175 $7 Depreciation and Amortization (62) (52) (10) Operating Income - Adjusted $120 $123 ($3) Foreign Exchange Movements 1 (1) 2 Goodwill Impairment 1 - 1 Cost Reduction Initiatives 8 9 (1) Operating Income - As Reported $110 $115 ($5) Interest/Other (Expense) (28) (43) 15 EBT $82 $72 $10 Tax (Expense) (44) (38) (6) Net Income $38 $34 $4
Adjusted Operating Income to Free Cash Flow 2014 Estimate Range 2014 Estimate Range 2014 Estimate Range Adjusted Operating Income 245 to 270 Depreciation and Amortization 125 to 130 Adjusted EBITDA 370 to 400 Changes in Working Capital (30) to (40) Capex (195) to (215) Interest Expense (45) to (50) Cash Taxes (25) to (35) Other, including cash payments for restructuring and one-time items (15) to (20) Free Cash Flow 20 to 60
Consolidated Results Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter 2014 Reported Comparability(1) Adjustments FX(2) Adj 2014 Adjusted 2013 Reported Comparability(1) Adjustments FX(2) Adj 2013 Adjusted Net Sales 710 - (5) 705 707 - (4) 703 Operating Income 58 8 - 66 68 3 (1) 70 EPS $0.38 $0.22 - $0.60 $0.51 $0.10 ($0.01) $0.60 YTD YTD YTD YTD YTD YTD YTD YTD YTD 2014 Reported Comparability(1) Adjustments FX(2) Adj 2014 Adjusted 2013 Reported Comparability(1) Adjustments FX(2) Adj 2013 Adjusted Net Sales 1,344 - (7) 1,337 1,329 - (12) 1,317 Operating Income 110 9 1 120 115 9 (1) 123 EPS $0.68 $0.32 $0.02 $1.02 $0.56 $0.26 ($0.01) $0.81 See earnings press release and 10-Q for additional detail on comparability adjustmentsEliminates impact of foreign exchange movements
Segment Operating Income (Loss) Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter Second Quarter 2014 Reported Comparability(1) Adjustments 2014 Adjusted 2013 Reported Comparability(1) Adjustments 2013 Adjusted Building Products 65 - 65 65 1 66 Resilient Flooring 15 3 18 18 - 18 Wood Flooring (2) (3) 6 3 2 1 3 Unallocated Corporate (Expense) Income (20) - (20) (17) - (17) YTD YTD YTD YTD YTD YTD YTD 2014 Reported Comparability(1) Adjustments 2014 Adjusted 2013 Reported Comparability(1) Adjustments 2013 Adjusted Building Products 123 - 123 124 2 126 Resilient Flooring 24 4 28 24 6 30 Wood Flooring (2) 2 6 8 3 - 3 Unallocated Corporate (Expense) Income (39) - (39) (36) - (36) Eliminates impact of foreign exchange movements and non-recurring items; see earnings press release and 10-Q for additional detail.Includes a $1 million gain in the second quarter of 2014 related to a refund of previously paid duties on imports of engineered wood flooring
Cash Flow Second Quarter Second Quarter YTD YTD ($ millions) 2014 2013 2014 2013 Net cash from operations $56 $57 $23 $43 Net cash (used for) investing (46) (25) (68) (62) Free Cash Flow $10 $32 ($45) ($19)